UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2004

Shire Pharmaceuticals Group plc

(Exact name of registrant as specified in its charter)

England and Wales	0-29630	98-0359573

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire, RG24 8EP England

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	44 1256 894 000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      Shire Pharmaceuticals Group plc has issued the press release attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

          (c) Exhibits. The following exhibit is filed herewith:

99.01	Press Release dated September 21, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell

Name: Angus Russell
Title: Chief Financial Officer

Dated: September 21, 2004

EXHIBIT INDEX

Number	Description
99.01	Press Release dated September 21, 2004